PROSPECTUS

                              BISHOP STREET FUNDS

                              INVESTMENT ADVISER:
                              FIRST HAWAIIAN BANK

BISHOP STREET FUNDS (the "Trust") is a mutual fund that seeks to provide a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following Fund:


                    BISHOP STREET TREASURY MONEY MARKET FUND


The Bishop Street Treasury Money Market Fund (the "Fund") is composed of Retail Class B and Institutional Class A shares. Retail Class B shares are sold with distribution fees. Institutional Class A shares are sold without distribution fees. First Hawaiian Bank, the Fund's investment adviser, is an affiliate of First Hawaiian, Inc.

Institutional Class A shares are offered primarily to agency, fiduciary, custodial and advisory clients of FIRST HAWAIIAN BANK. Retail Class B shares are offered primarily to individuals and to cash sweep customers of FIRST HAWAIIAN BANK.


 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING FIRST HAWAIIAN BANK OR ITS AFFILIATES. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


AS WITH ANY MUTUAL FUND, AN INVESTMENT IN THE BISHOP STREET TREASURY MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth concisely the basic information about the Fund and the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated January 30, 1995 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-262-9565. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEBRUARY 17, 1996

2

                                    SUMMARY

BISHOP STREET FUNDS (the "Trust") is an open-end management investment company which provides a convenient way to invest in professionally managed portfolios of securities. This Summary provides basic information about the Retail Class B and Institutional Class A shares of the Trust's Treasury Money Market Fund (the "Fund").

WHAT ARE THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND? The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. See "Investment Objectives and Policies" and "Description of Permitted Investments and Risk Factors."

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUND? The Fund seeks to maintain a net asset value of $1.00 per share, but there can be no assurance that the Fund will be able to do so on a continuous basis. There are other risks involved in the ownership of money market mutual funds. See "Description of Permitted Investments and Risk Factors."

WHO IS THE ADVISER? First Hawaiian Bank serves as the Adviser of the Fund. Wellington Management Company serves as the Sub-Adviser of the Fund. See "Expense Summary" and "The Adviser" and "The Sub-Adviser."

WHO IS THE ADMINISTRATOR? SEI Financial Management Corporation serves as the Administrator and shareholder servicing agent of the Trust. See "Expense Summary" and "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the Trust. See "The Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Financial Services Company serves as distributor of the Trust's shares. See "The Distributor."

HOW DO I PURCHASE, EXCHANGE OR REDEEM SHARES? Purchases, exchanges or redemptions of shares may be made on any day on which both the New York Stock Exchange and Federal Reserve wire system are open for business ("Business Days") except for Hawaii state banking holidays. A purchase, exchange or redemption order will be executed at a per share price equal to the net asset value per share next determined after the receipt of the purchase, exchange or redemption order. Orders must be placed prior to 1:00 p.m., New York Time, on any Business Day for the order to be effective that day. The minimum initial investment is $1,000 ($500 for IRAs and $500 for officers, directors, or employees of First Hawaiian Bank and its affiliates). Subsequent purchases of shares must be at least $100. Net asset value is determined as of 1:00 p.m., New York Time, on each Business Day. See "Purchase of Shares," "Exchange of Shares," and "Redemption of Shares."

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Fund is declared daily and distributed in the form of monthly dividends. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends."

3

                                EXPENSE SUMMARY

                                                                 RETAIL CLASS B
SHAREHOLDER TRANSACTION EXPENSES                                     SHARES
-------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases (as a percentage of of-
 fering price)..................................................      None
Maximum Sales Load Imposed on Reinvested Dividends (as a
 percentage of offering price)..................................      None
Maximum Contingent Deferred Sales Charge........................      None
Exchange Fee....................................................      None
Wire Redemption Fee.............................................      $15

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
-------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1)............................      .18%
Rule 12b-1 Fees.................................................      .10%
Other Expenses(2)...............................................      .26%
-------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(3).................      .54%
===============================================================================

(1) The Adviser has agreed to waive a portion of its fees. The Adviser reserves the right to terminate the waiver at any time in its sole discretion. Absent such fee waivers, advisory fees would be .30% for the Fund.
(2) These amounts represent estimates for the current fiscal year.
(3) Absent the Adviser's and the Administrator's voluntary fee waivers, total operating expenses would be .73% for the Fund.

EXAMPLE

-----------------------------------------------------------------------------
                                                                 1 YR. 3 YRS.
-----------------------------------------------------------------------------
An investor in the Retail Class B shares of the Fund would pay the following expenses on a $1,000 investment assuming (1) 5%
 annual return and (2) redemption at the end of each time peri-
 od.............................................................   $6   $17
=============================================================================

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Fund. A person who purchases shares through a financial institution may be charged separate fees by that institution. See "Purchase of Shares."

4

                                                           INSTITUTIONAL CLASS A
SHAREHOLDER TRANSACTION EXPENSES                                  SHARES
--------------------------------------------------------------------------------
Exchange Fee..............................................         None
Wire Redemption Fee.......................................         None
ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
--------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1)......................         .18%
Other Expenses(2).........................................         .26%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(3)...........         .44%
================================================================================

(1) The Adviser has agreed to waive a portion of its fees. The Adviser reserves the right to terminate the waiver at any time in its sole discretion. Absent such fee waivers, advisory fees would be .30% for the Fund.
(2) These amounts represent estimates for the current fiscal year.
(3) Absent the Adviser's and the Administrator's voluntary fee waivers, total operating expenses would be .63% for the Fund.

EXAMPLE

--------------------------------------------------------------------------------
                                                                    1 YR. 3 YRS.
--------------------------------------------------------------------------------
An investor in the Institutional Class A shares of the Fund would pay the following expenses on a $1,000 investment assuming (1) 5%
 annual return and (2) redemption at the end of each time period..    $5   $14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Fund. A person who purchases Institutional Class A shares through a First Hawaiian Bank agency, fiduciary, custodial or advisory account will pay a separate fee for those services. See "Purchase of Shares."

5

THE TRUST

BISHOP STREET FUNDS (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in the Fund through separate Classes (Retail Class B and Institutional Class A), which provide for variations in sales charges, distribution costs, voting rights and dividends. Except for these differences, each share of each Fund represents an undivided, proportionate interest in the Fund. This Prospectus offers shares of the Trust's Treasury Money Market Fund. Information regarding the Trust's High Grade Income Fund, Hawaii Tax-Free Fund, Equity Fund and Money Market Fund is contained in separate prospectuses that may be obtained by calling 1-800-262-9565.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Treasury Money Market Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. There can be no assurance that the investment objective of the Fund will be met.

Under normal conditions the Fund invests exclusively in U.S. Treasury obligations and repurchase agreements involving such obligations.

The Fund intends to comply with regulations of the Securities and Exchange Commission ("SEC") applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments by the Fund. The Fund intends to use its best efforts to maintain a constant net asset value of $1.00 per share, but there can be no assurance that the Fund will be able to do so on a continuing basis.

INVESTMENT LIMITATIONS

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements involving such securities) if, as a result more than 5% of total assets of the Fund would be invested in the securities of such issuer; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7.

2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) domestic banks and (b) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, and repurchase agreements involving such securities.

The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

FUNDAMENTAL POLICIES

The Fund's investment objective and the foregoing investment limitations are fundamental policies. Fundamental policies cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares.

THE ADVISER

First Hawaiian Bank (the "Adviser") acts as the investment adviser for the Fund. The Adviser makes investment decisions for the assets of the Fund, and continuously reviews, supervises and administers the Fund's investment program. The Adviser discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.

The Adviser is a wholly-owned subsidiary of First Hawaiian, Inc. Prior to January, 1995, the Adviser had not previously served as an investment adviser to a mutual fund. The Adviser and its corporate predecessors have provided trust and asset management services in Hawaii for over 70 years. As of August 31, 1995, the Adviser had assets under management of approximately $1.9 billion for trust and agency clients.

6

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .30% of the Fund's average daily net assets. The Adviser may from time to time waive all or a portion of its fee in order to limit the operating expenses of a Fund. Any such waiver is voluntary and may be terminated at any time in the Adviser's sole discretion.

THE SUB-ADVISER

Wellington Management Company (the "Sub- Adviser") serves as the investment sub-adviser for the Fund pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") with the Trust and the Adviser. Under the Sub-Advisory Agreement, the Sub-Adviser manages the investments of the Fund, selects investments, and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Trustees of the Trust and the Adviser.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of .075% of the aggregate average daily net assets of the Fund and the Trust's Money Market Fund up to $500 million, and .020% of the aggregate average daily net assets of the Funds in excess of $500 million.

The Sub-Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of September 30, 1995 Wellington had discretionary management authority with respect to approximately $102.4 billion of assets. The Sub-Adviser and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. Wellington Management Company, 75 State Street, Boston, MA 02109, is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John B. Neff.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel, and facilities. The Administrator also acts as shareholder servicing agent of the Fund.

The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Fund.

THE TRANSFER AGENT

DST Systems, Inc. (the "Transfer Agent"), P.O. Box 419721, Kansas City, Missouri 64141-6721, serves as the Transfer Agent and dividend disbursing agent for the Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as distributor. The Retail Class B shares of the Trust have a Rule 12b-1 Distribution Plan (the "Retail Class B Plan"), under which such shares of the Fund bear distribution expenses and related service fees at the annual rate of up to .10% of their average daily net assets. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers.

The Fund may execute repurchase agreements through the Distributor, for which the Distributor receives compensation.

HOW TO PURCHASE SHARES

GENERAL INFORMATION

Shares of the Fund are available for sale in the State of Hawaii and Guam.

You may purchase shares of the Fund on any day on which both the New York Stock Exchange and

7

Federal Reserve wire system are open for business ("Business Days") except for Hawaii state banking holidays. However, shares of the Fund cannot be purchased by Federal Reserve wire on Federal holidays restricting wire transfers. The minimum initial investment in the Fund is $1,000 ($500 for IRAs and $500 for officers, directors, or employees of First Hawaiian Bank or its affiliates). The Distributor may waive the minimum investment at its discretion. Subsequent purchases of shares must be at least $100.

A purchase order for shares will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives the order and payment before 1:00 p.m., New York time. The purchase price (the "Offering Price") is the net asset value next determined after the purchase order is effective.

The net asset value per share of the Fund is determined as of 1:00 p.m., New York time on each Business Day by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The Fund values its portfolio securities using the amortized cost method of valuation, approximating market value. Purchases will be made in full and fractional shares calculated to three decimal places. Pursuant to guidelines adopted and monitored by the Trustees of the Trust, the Fund may use a pricing service to provide market quotations or fair market valuations. A pricing service may derive such valuations through the use of a matrix system to value fixed income securities which considers factors such as securities prices, yield features, ratings, and developments related to a specific security.

The Trust reserves the right to reject a purchase order for shares when the Distributor determines that it is not in the best interest of the Trust and/or its Shareholders to accept such order.

Shareholders who own their shares of record and who desire to transfer registration of their shares should contact the Transfer Agent at 1-800-262-9565 for further instructions.

HOW TO PURCHASE INSTITUTIONAL CLASS A SHARES

Institutional Class A shares may only be purchased by First Hawaiian Bank in its capacity as Agent, Fiduciary, Custodian or Adviser.

HOW TO PURCHASE RETAIL CLASS B SHARES

Retail Class B shares of the Fund may be purchased directly from the Transfer Agent by mail, by wire or through an automatic investment plan ("AIP"). Shares may also be purchased through broker-dealers that have established a dealer agreement with the Distributor.

HOW TO PURCHASE BY MAIL

You may purchase shares of the Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "Bishop Street Treasury Money Market Fund," to the Transfer Agent at P.O. Box 419721, Kansas City, Missouri 64141-6721. You may purchase more shares at any time by mailing payment to the Transfer Agent at the above address. Orders placed by mail will be executed on receipt of your payment. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

You may obtain Account Application Forms by calling the Distributor at 1-800-262-9565.

HOW TO PURCHASE BY WIRE

You may purchase shares by wiring Federal funds, provided that your Account Application has been previously received. You must wire funds to the Transfer Agent and the wire instructions must include your account number. You must call the Transfer Agent at 1-800-262-9565 before wiring any funds. An order to purchase shares by Federal funds wire will be deemed to have been received by the Fund on the Business Day of the wire; provided that the shareholder wires funds to the Transfer Agent prior to 1:00 p.m., New York time. If the Transfer Agent does not receive the wire by 1:00 p.m., New York time, the order will be executed on the next Business Day.

8

HOW TO PURCHASE THROUGH AN AUTOMATIC INVESTMENT PLAN ("AIP")

You may arrange for periodic additional investments in the Fund through automatic deductions by Automated Clearing House ("ACH") from a checking account by completing an AIP Application Form. The minimum pre-authorized investment amount is $50 per month. An AIP Application Form may be obtained by contacting the Distributor at 1-800-262-9565. The AIP is available only for additional investments to an existing account.

HOW TO PURCHASE THROUGH FINANCIAL INSTITUTIONS

Shares may be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to the Trust.

Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution.

EXCHANGE OF SHARES

You may exchange Retail Class B or Institutional Class A shares of the Treasury Money Market Fund for Retail Class B or Institutional Class A shares, respectively, of the High Grade Income, Hawaii Tax-Free, Equity or Money Market Funds of the Trust at net asset value plus any applicable sales charge. Exchanges of Retail Class B or Institutional Class A shares of any other Fund of the Trust for Retail Class B shares or Institutional Class A shares of the Treasury Money Market Fund will be made at net asset value.

Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received by the Transfer Agent. In order to effect an exchange of shares by telephone, you must elect the telephone exchange option on your Account Application Form. If an Exchange Request in good order is received by the Transfer Agent on any Business Day, the exchange will occur on that day. The exchange privilege may be exercised only in those states where the class of shares of the "new" Fund may legally be sold.

Customers who beneficially own shares held by a financial institution should contact that institution if they wish to exchange shares. The institution will contact the Transfer Agent and effect the exchange on behalf of the Customer.

The Trust reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

REDEMPTION OF SHARES

You may redeem your shares without charge on any Business Day. There is, however, a $15 charge for wiring redemption proceeds to a shareholder's designated account. Shares may be redeemed by mail, by telephone or through a pre-arranged systematic withdrawal plan. Investors who own shares held by a financial institution should contact that institution for information on how to redeem shares.

BY MAIL

A written request for redemption must be received by the Transfer Agent, P.O. Box 419721, Kansas City, Missouri 64141-6721 in order to constitute a valid redemption request.

9

If the redemption request exceeds $5,000, or if the request directs the proceeds to be sent or wired to an address different from that of record, the Transfer Agent may require that the signature on the written redemption request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $5,000 worth of shares, (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at his or her address of record.

BY TELEPHONE

You may redeem your shares by calling the Transfer Agent at 1-800-262-9565. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. You may have the proceeds mailed to your address or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to you, but there is a $15 charge for wiring redemption proceeds.

You may request a wire redemption for redemptions in excess of $500 by calling the Transfer Agent at 1-800-262-9565, who will deduct a wire charge of $15 from the amount of the wire redemption. Shares cannot be redeemed by Federal Reserve wire on Federal holidays restricting wire transfers.

Neither the Transfer Agent nor the Trust will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. The Trust and Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. Such procedures may include taping of telephone conversations.

If market conditions are extraordinarily active or other extraordinary circumstance exist, and you experience difficulties placing redemption orders by telephone, you may consider placing your order by mail.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

The Fund offers a Systematic Withdrawal Plan ("SWP"), which you may use to receive regular distributions from your account. Upon commencement of the SWP, your account must have a current value of $20,000 or more. You may elect to receive automatic payments via check or ACH of $50 or more on a monthly, quarterly, semi-annual or annual basis. You may obtain an SWP Application Form by contacting the Distributor at 1-800-262-9565.

To participate in the SWP, you must have your dividends automatically reinvested. You should realize that if your automatic withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. You may change or cancel the SWP at any time on written notice to the Transfer Agent. The Transfer Agent may require that the signature on the written notice be guaranteed.

OTHER INFORMATION REGARDING REDEMPTIONS

All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption. Net asset value per share is determined as of 1:00 p.m., New York time, on each Business Day.

Payment to shareholders for shares redeemed will be made within seven days after the Transfer Agent receives the valid redemption request. At various times, however, the Fund may be requested to redeem shares for which it has not yet received good payment; collection of payment may take ten or more days. In such circumstances, the redemption request will be rejected by the Fund. Once the Fund has received good payment for the shares a shareholder may submit another request for redemption.

10

Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem your shares at net asset value, if, your account in any Fund has a value of less than the minimum initial purchase amount. Accordingly, if you purchase shares of the Fund in only the minimum investment amount, you may be subject to involuntary redemption if you redeem any shares. Before the Fund exercises its right to redeem such shares, you will be given notice that the value of the shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least the minimum amount.

PERFORMANCE

From time to time, the Fund may advertise its current yield and effective yield. These figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns.

The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

For the Fund, the performance of Institutional Class A shares will be higher than that of Retail Class B shares because of the distribution expenses charged to Retail Class B shares.

The Fund may periodically compare its performance to that of other mutual funds tracked by mutual funds rating services (such as Lipper Analytical), financial and business publications and periodicals, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may use long-term performance of these capital market indices to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the Federal, state, or local income tax treatment of the Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local income taxes. State and local tax consequences of an investment in the Fund may differ from the Federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for Federal income tax purposes and is not combined with the

11

Trust's other portfolios. The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of Federal income tax on net investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to Shareholders.

TAX STATUS OF DISTRIBUTIONS

The Fund distributes substantially all of its net investment income (including net short-term capital gains) and net capital gains to Shareholders. Dividends from the Fund's net investment company taxable income are taxable to its Shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Fund's earnings and profits. Dividends paid by the Fund to corporate Shareholders will qualify for the deduction for dividends received by corporations to the extent attributable to dividends received by the Fund by domestic corporations. Distributions of net capital gains do not qualify for that deduction and are taxable to Shareholders as long-term capital gains, regardless of how long Shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. The Fund provides annual reports to Shareholders of the Federal income tax status of all distributions.

Because this Fund will invest exclusively in United States Treasury obligations, its dividends are free from state and local income taxes in the vast majority of states. Potential investors in this Fund should consult their tax advisers with specific reference to their own tax situations.

Dividends declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in such a month, will be deemed to have been paid by the Fund and received by the Shareholders on December 31 of the year declared if paid by the Fund at any time during the following January.

The Fund intends to make sufficient distributions to avoid liability for the Federal excise tax.

With respect to investments which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its Shareholders, the Fund may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Sale, exchange or redemption of Fund Shares is a taxable transaction to the Shareholder.

GENERAL INFORMATION

THE TRUST

The Trust was organized as a Massachusetts business trust under Declaration of Trust dated May 25, 1994. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Fund, the Trust consists of the following portfolios: Bishop Street High Grade Income, Hawaii Municipal Bond, Equity and Money Market Funds. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to the liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to Shareholders, costs of custodial services and registering the shares under Federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

12

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

The Trustees of the Trust are as follows:

NAME                          BUSINESS HISTORY
----                          ----------------
Mr. Martin Anderson        Attorney--Goodsill,
                           Anderson, Quinn &
                           Stifel

Mr. Philip H. Ching        Vice Chairman--First
                           Hawaiian Bank (through
                           January 1996)

Honorable Shunichi Kimura  Regent--University of Hawaii
                           Judge--State of
                           Hawaii Judiciary
                           (1974-1994)
                           Mayor--County of Hawaii
                           (1968-1974)
                           Chairman & Chief Executive
                           of the County of Hawaii
                           (1964-1968)

Honorable William S.       Trustee--Kamehameha
 Richardson                Schools Bishop Estate
                           (through 1992); Chief
                           Justice--Supreme
                           Court of Hawaii,
                           (through 1983)
                           Lieutenant Governor--
                           State of Hawaii
                           (1962-1966)

Mr. Manuel R. Sylvester    Managing and
                           Executive Partner--
                           Coopers & Lybrand
                           (through 1992)

Dr. Joyce S. Tsunoda       Senior Vice President
                           and Chanceller for
                           Community Colleges--
                           University of Hawaii

Mr. David G. Lee           Senior Vice
                           President--SEI
                           Financial Management
                           Corporation

VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote for each dollar invested. In other words, each Shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Shareholders of each Fund will vote separately on matters pertaining solely to that Fund. The Shareholders of each class of each Fund will vote separately on matters pertaining to its distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholders should direct inquiries to Bishop Street Funds at P.O. Box 419721, Kansas City, MO 64141-6721 or by calling 1-800-262-9565.

DIVIDENDS

Substantially all of the net investment income (exclusive of capital gains) of the Fund is declared daily and distributed in the form of monthly dividends. Shareholders of record on the last Business Day of each month will be entitled to receive the dividend. If any net capital gains are realized, they will be distributed by the Fund at least annually.

Shareholders automatically receive all income dividends and capital gains distributions in additional shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in the form of cash. Shareholders may change their election by providing written notice to the Bishop Street Funds at P.O. Box 419721, Kansas City, MO 64141-6721 at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check, by Federal Reserve wire transfer or ACH.

13

Dividends and distributions of the Fund are paid on a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

The dividends on Retail Class B Shares of the Fund will be lower than those on Institutional Class A Shares because of the distribution expenses charged to Retail Class B Shares.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Coopers & Lybrand L.L.P. serves as the independent accountant of the Trust.

CUSTODIAN

Chemical Bank, (the "Custodian"), acts as custodian of the Trust's assets. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investments for the Fund and the various risk factors associated therewith:

REPURCHASE AGREEMENTS--Agreements by which a financial institution agrees to sell a security to the Fund and commits to repurchase the security at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The securities purchased by the Fund will be held as collateral in the actual or constructive possession of the Fund and will be equal to at least 102% of the repurchase price. Repurchase agreements are considered to be loans by the Fund. The Trust bears a risk of loss in the event the other party defaults on its obligations and the Trust is delayed or prevented from its right to dispose of the collateral securities or if the Trust realizes a loss on the sale of the collateral securities. The Adviser will enter into repurchase agreements on behalf of the Trust only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees. Repurchase agreements are considered loans under the Investment Company Act of 1940, as amended.

U.S. TREASURY OBLIGATIONS--Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by money market funds are subject to limitations imposed under regulations adopted by the SEC. These regulations generally require money market funds to acquire only U.S. dollar obligations maturing in 397 days or less and to maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, such funds may acquire only obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term-rating. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

14

WHEN-ISSUED SECURITIES--Securities purchased on a when-issued basis are subject to settlement within 45 days of the purchase date. The price and yield on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are therefore subject to market fluctuation due to changes in market interest rates, and, although the purchase of securities on a when-issued basis is not considered leveraging, it has the effect of leveraging the Fund's assets. The Fund will maintain with the Custodian a separate account with liquid high grade securities or cash in an amount at least equal to these commitments.

TABLE OF CONTENTS

--------------------------------------------------------------------------------
Summary.....................................................................   2
Expense Summary.............................................................   3
The Trust...................................................................   5
Investment Objective and Policies...........................................   5
Investment Limitations......................................................   5
Fundamental Policies........................................................   5
The Adviser.................................................................   5
The Sub-Adviser.............................................................   6
The Administrator...........................................................   6

The Transfer Agent..........................................................   6
The Distributor.............................................................   6
How to Purchase Shares......................................................   6
Exchange of Shares..........................................................   8
Redemption of Shares........................................................   8
Performance.................................................................  10
Taxes.......................................................................  10
General Information.........................................................  11
Description of Permitted Investments and Risk Factors.......................  13

                              BISHOP STREET FUNDS

                            A Family of Mutual Funds

                              Investment Adviser:
                              First Hawaiian Bank


This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Trust's prospectuses dated January 30, 1995, as supplemented, and February 17, 1996. Prospectuses may be obtained through the Distributor, SEI Financial Services Company, 680 E. Swedesford Road, Wayne, Pennsylvania 19087-1658.


                               TABLE OF CONTENTS

                                                                      PAGE

THE TRUST...........................................................   S-2
DESCRIPTION OF PERMITTED INVESTMENTS................................   S-2
INVESTMENT LIMITATIONS..............................................   S-9
THE ADVISER.........................................................  S-10
THE SUB-ADVISER.....................................................  S-11
THE ADMINISTRATOR...................................................  S-11
THE DISTRIBUTOR.....................................................  S-12
TRUSTEES AND OFFICERS OF THE TRUST..................................  S-13
REPORTING...........................................................  S-15
PERFORMANCE.........................................................  S-15
PURCHASE AND REDEMPTION OF SHARES...................................  S-18
DETERMINATION  OF NET ASSET VALUE...................................  S-18
TAXES...............................................................  S-20
FUND TRANSACTIONS...................................................  S-23
DESCRIPTION OF SHARES...............................................  S-24
SHAREHOLDER LIABILITY...............................................  S-25
5% SHAREHOLDERS.....................................................  S-25
LIMITATION  OF TRUSTEES' LIABILITY..................................  S-26
APPENDIX............................................................  S-28
FINANCIALS..........................................................  S-32

BSF-F-03-02

THE TRUST

Bishop Street Funds (the "Trust") is an open-end management investment company organized under Massachusetts law as a "Massachusetts business trust" under an Agreement and Declaration of Trust dated May 25, 1994. The Agreement and Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and different classes of shares of each Fund. Shareholders may purchase shares through two separate classes (Institutional Class A and Retail Class B) which provide for variations in distribution costs and dividends. Except for these differences between Institutional Class A and Retail Class B shares, each share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares." This Statement of Additional Information relates to the Institutional Class A and Retail Class B shares of the Trust's High Grade Income Fund, Hawaii Municipal Bond Fund, Equity Fund, Money Market Fund and Treasury Money Market Fund (the "Funds").

DESCRIPTION OF PERMITTED INVESTMENTS

The following information supplements the information about permitted investments set forth in the Prospectus for the relevant Fund.

Variable amount master demand notes. Certain of the Funds may purchase variable amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

GNMA securities. The High Grade Income Fund and Money Market Fund may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. The scheduled monthly interest and principal payments relating to mortgages in the pool are "passed through" to investors. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

Mortgage-backed and asset-backed securities. The High Grade Income Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICS"). CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family properties).

Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, CMOs in longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and while some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, CMOs themselves are not generally guaranteed by the U.S. Government or any other entity.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage-backed securities, the High Grade Income Fund may invest in asset-backed securities, which are securities that represent an interest in a pool of non-mortgage assets, including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-to-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets.

Repurchase Agreements. Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a financial institution deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity date of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the participating Fund for purposes of its investment limitations. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. Under all repurchase agreements entered into by the Funds, the Fund takes actual or constructive possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

Municipal Securities. Municipal notes in which the Hawaii Municipal Bond Fund may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The Hawaii Municipal Bond Fund's investments in any of the notes described above will be limited to those obligations which are rated BBB or Baa or better at the time of investment by Standard and Poor's Corporation ("S&P") or Moody's Investor Service, Inc. ("Moody's"), respectively or which, if not rated, are of equivalent quality in the Adviser's judgment.

Municipal bonds in which the Hawaii Municipal Bond Fund may invest must be rated BBB or better by S&P or Baa or better by Moody's at the time of investment for the Hawaii Municipal Bond Fund or, if unrated must be deemed by the Adviser to have essentially the same characteristics and quality as bonds having the above ratings. The Adviser may purchase private activity bonds. Private activity bonds are issued by or on behalf of States or political subdivisions thereof to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking and low income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

Municipal Securities which are payable only from the revenues derived from a particular facility may be adversely affected by Hawaii laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a Hawaii governmentally created fund, may be adversely affected by Hawaii laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, Municipal Securities, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by Hawaii laws which limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Municipal Securities the Fund will invest from time to time or predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the securities in which the Fund may invest and, therefore, on the shares of the Fund.

Other types of tax-exempt instruments which are permissible investments for the Hawaii Municipal Bond Fund include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the High Grade Income, Money Market and Hawaii Municipal Bond Funds to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to those with institutions which the Adviser believes present minimum credit risks, and the Adviser will use its best efforts to initially determine and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

Municipal Securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, such Fund could, of course, sell the portfolio security.

The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Funds including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Special Considerations Relating to Hawaii Municipal Securities

The ability of issuers to pay interest on, and repay principal of, Hawaii Municipal Securities may be affected by (1) the general financial condition of the State of Hawaii, (2) amendments to the Hawaii Constitution and related statutes that limit the taxing and spending authority of Hawaii government entities, (3) voter initiatives, (4) civil actions and (5) a wide variety of Hawaii laws and regulations.

Foreign securities. The High Grade Income and Equity Funds may invest in U.S. dollar denominated obligations or securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper. In addition, the Equity Fund may invest in American Depositary Receipts. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

When-issued securities. The High Grade Income, Hawaii Municipal Bond, Money Market and Treasury Money Market Funds may invest in when-issued securities. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to purchase when-issued securities. If the value of these assets declines, the Funds will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Lending of Portfolio Securities. Each of the Funds may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of its total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

Other Investments

The Funds are not prohibited from investing in obligations of banks which are clients of SEI Corporation ("SEI"). However, the purchase of shares of the Trust by them or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of the Adviser or the Sub-Adviser.

The High Grade Income, Hawaii Municipal Bond Fund and Equity Funds may purchase securities of other investment companies as permitted by the Investment Company Act of 1940. Under these rules and regulations, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund would own more than 3% of the total voting stock of the company; securities issued by any one investment company represented more than 5% of the Fund's assets; or securities (other than treasury stock) issued by all investment companies would represent more than 10% of the total assets of the Fund. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

INVESTMENT LIMITATIONS

A Fund may not:

1. Acquire more than 10% of the voting securities of any one issuer, provided that this limitation shall apply only as to 75% of the Fund's net assets except that this restriction does not apply to the Hawaii Municipal Bond Fund.

2.   Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. To the extent that such borrowing exceeds 5% of the value of the borrowing Fund's assets, asset coverage of at least 300% is required. No Fund will purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans, except that (a) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) each Fund may enter into repurchase agreements, and (c) the Money Market, Treasury Money Market, High Grade Income, Hawaii Tax-Free and Equity Funds may engage in securities lending.

5. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by (3) above in aggregate amounts not to exceed 33 1/3% of total assets taken at current value at the time of the incurrence of such loan.

6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, each of the Funds (other than the Money Market and Treasury Money Market Funds) may invest in companies which invest in real estate, and in commodities contracts.

7. Make short sales of securities or purchase securities on margin, except that each Fund may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

9. Purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

10. Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

11. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

Non-Fundamental Policies

No Fund may invest in warrants, except that the Equity Fund may invest in warrants in an amount not exceeding 5% of the Fund's net assets as valued at the lower of cost or market value. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

The Money Market and Treasury Money Market Funds will comply with the diversification requirements of Rule 2a-7 under the Investment Company Act of 1940.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

The Trust and First Hawaiian Bank (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement") dated January 27, 1995. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Funds, as defined in the 1940 Act. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

The Adviser is entitled to a fee which is calculated daily and paid monthly at an annual rate of .30% of the daily average net assets of the Money Market Fund,
 .55% of the daily average net assets of the High Grade Income Fund, .35% of the daily average net assets of the Hawaii Municipal Bond Fund, .74% of the daily average net assets of the Equity Fund and .30% of the daily average net assets of the Treasury Money Market Fund.

THE SUB-ADVISER

The Adviser has entered into a sub-advisory agreement with Wellington Management Company ("Sub-Adviser") relating to the Money Market and Treasury Money Market Funds. Under the agreement, the Sub-Adviser is entitled to fees which are calculated daily and paid monthly at an annual rate of .075% of the aggregate average daily net assets of the Money Market and Treasury Money Market Funds, respectively, up to $500 million and .020% of the aggregate average daily net assets of the Money Market and Treasury Money Market Funds, respectively, in excess of $500 million. Such fees are paid by the Adviser and the Sub-Adviser receives no fees directly from these Funds.

THE ADMINISTRATOR

The Trust and SEI Corporation (the "Administrator") have entered into an administration agreement (the "Administration Agreement") dated January 27, 1995.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the

Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Administrator, a wholly-owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 680 East Swedesford Road, Wayne, Pennsylvania 19087. Alfred P. West, Jr. and Henry H. Greer, constitute the Board of Directors of the Administrator and the Distributor. Mr. West is the Chairman of the Board and Chief Executive
Officer of SEI, the Administrator and the Distributor.   Mr. Greer serves as the
President and Chief Operating Officer of SEI, the Administrator and the Distributor. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator to the following other mutual funds:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, The Compass Capital Group, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc.(C), CUFUND, First American Funds, Inc., First American Investment Funds, Inc., FFB Lexicon Funds, Insurance Investment Products Trust, Inventor Funds, Inc., Marquis/sm/ Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust.

The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of .20% of average daily net assets of each of the Funds.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement ("Distribution Agreement") dated January 27, 1995 which applies to both Institutional Class A and Retail Class B shares of the Funds. The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than sixty days' notice by the Trust' Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor. The Distributor will receive no compensation for distribution of Institutional Class A shares. Retail Class B shares have a distribution plan ("Retail Class B Distribution Plan").

Retail Class B Distribution Plan

The Distribution Agreement and the Retail Class B Distribution Plan adopted by the Retail Class B Shareholders provides that the Retail Class B shares will pay the Distributor a fee of .25% of the average daily net assets of the High Grade Income Fund, Hawaii Municipal Bond Fund and Equity Fund, .10% of the average daily net assets of the Money Market Fund and the Treasury Money Market Fund, which the Distributor can use to compensate broker/dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Retail Class B Shareholders or their customers who beneficially own Retail Class B Shares.

The Distribution Agreement is renewable annually and may be terminated by the Distributor, the Qualified Trustees, or by a majority vote of the outstanding securities of the Trust upon not more than 60 days written notice by either party.

The Trust has adopted the Retail Class B Distribution Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Retail Class B distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Qualified Trustees. The Retail Class B Distribution Plan requires that quarterly written reports of amounts spent under the Retail Class B Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Retail Class B Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below.

*MARTIN ANDERSON - Trustee - P.O. Box 3196, Honolulu, HI, Attorney, Goodsill, Anderson, Quinn & Stifel since 1951.

*PHILIP H. CHING - Trustee - (Retired, January 31, 1996) 1700 Palaau St., Honolulu, HI. Vice Chairman First Hawaiian Bank (banking) 1958-1996.

SHUNICHI KIMURA - Trustee - 34 Lilinoe St., Honolulu, HI. Judge - State of Hawaii Judiciary from May, 1974 to April, 1994; Regent-University of Hawaii; Mayor-County of Hawaii (1968-1974); Chairman and Chief Executive of the County of Hawaii (1964-1968).

MANUAL R. SYLVESTER - Trustee - 1487 Hiikala Place #35, Honolulu, HI. Retired since 1992. Executive Partner (April, 1992 to September, 1992) and Managing Partner (July, 1978 to March, 1992) Coopers and Lybrand, Certified Public Accounting.

JOYCE S. TSUNODA - Trustee - 1814 Hollehua Street, Pearl City, HI 96782. Administrator University of Hawaii since 1974; Senior Vice President and Chancellor for Community Colleges-University of Hawaii.

*WILLIAM S. RICHARDSON - Trustee - 3335 Loulu Street, Honolulu, HI. Trustee, Kamehameha Schools Bishop Estate (charitable educational trust) from 1982 to 1992.

*DAVID G. LEE - Trustee, President and Chief Executive Officer - Senior Vice President of the Administrator and the Distributor since 1993. Vice President of the Administrator and the Distributor since 1991. President of Sierra Trust Funds prior to 1991.

SANDRA K. ORLOW - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since 1983.

KEVIN P. ROBINS - Vice President and Assistant Secretary - Senior Vice President, General Counsel and Secretary of SEI, the Administrator and Distributor since 1994. Vice President of SEI, the Administrator and Distributor 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

JOHN H. GRADY, JR. - Secretary - 1800 M. Street, N.W., Washington, D.C. 20036, Partner since 1995, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor.

ROBERT B. CARROLL - Vice President and Assistant Secretary - Vice President, Assistant Secretary of SEI, the Administrator and Distributor, since 1994. United States Securities and Exchange Commission, Division of Investment Management, 1990-1994. Associate, McGuire, Woods, Battle and Boothe (law firm) before 1990.

KATHRYN L. STANTON - Vice President and Assistant Secretary - Vice President, Assistant Secretary of SEI, the Administrator and Distributor, since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm) 1989-1994.

TODD CIPPERMAN - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI, the Administrator and Distributor since May, 1995, Associate, Dewey Ballantine (law firm) 1994-1995, Associate, Winston & Strawn (law firm) 1991-1995.

JOSEPH LYDON - Vice President, Assistant Secretary - Director of Business Administration, SEI Corporation since April, 1995; Vice President of Fund Group, Vice President of the Advisor - Dreman Value Management, LP, President of Dreman Financial Services, Inc. 1989-1995.

JEFFREY A. COHEN - Controller and Chief Financial Officer - CPA, Director, International and Domestic Funds Accounting - SEI Corporation from 1991 to Present; Price Waterhouse, Audit Manager - before 1991.

---------------------------

*Messrs. Lee, Ching, Anderson and Richardson are Trustees who may be deemed to be "interested" persons of the Trust as the term is defined in the Investment Company Act of 1940.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other Shareholder reports to Shareholders of record.

PERFORMANCE

Yields. Yields are one basis upon which investors may compare the Funds with other funds; however, yields of other funds and other investment vehicles may not be comparable because of the factors set forth below and differences in the methods used in valuing portfolio instruments.

The yield of a money market fund fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in a money market fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

Money Market Fund Yields. From time to time the Money Market and Treasury Money Market Funds advertise their "current yield" and "effective compound yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of these Funds refers to the income generated by an investment in the Funds over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Funds is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

The current yield of the Money Market and Treasury Money Market Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of these Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (Base Period Return + 1) 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

Other Yields. The Hawaii Municipal Bond Fund and the High Grade Income Fund may advertise a 30-day yield. The Hawaii Municipal Bond Fund also may advertise 30-day tax-equivalent yield. Tax equivalent yields are computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated federal and state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. (Tax equivalent yields assume the payment of Federal income taxes at a rate of 31% and Hawaii income taxes at a rate of 10%.) These figures will be based on historical earnings and are not intended to indicate future performance. The 30-day yield of these Funds refers to the annualized income generated by an investment in the Funds over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = (2 (a-b/cd + 1)/6/ - 1) where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Tax equivalent yields are computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated federal and state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

Total Return. From time to time, the non-Money Market Funds may advertise total return on an "average annual total return" basis and on an "aggregate total return" basis for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over a particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Aggregate total return is computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P (1 + T)/n/ = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period or the life of the fund. The formula for calculating aggregate total return can be expressed as (ERV/P)-1.

The calculation of total return assumes reinvestment of all dividends and capital gain distribution on the reinvestment dates during the period and that the entire investment is redeemed at the end of the period. In addition the maximum sales charge for each Fund is deducted from the initial $1,000 payment. Total return may also be shown without giving effect to any sales charges.

The Funds' performance may from time to time be compared to other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services), financial and business publications and periodicals, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The Funds may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Funds may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capitals markets in the U.S. The Funds may use long term performance of these capital markets to demonstrate general long-term risk vs. reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Funds may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Funds may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange and the Federal Reserve wire system are open for business except for Hawaii state banking holidays.

It is the Trust's policy to pay for redemptions in cash. The Trust retains the right, however, to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission by rule or regulation) as a result of disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the New York Stock Exchange, the Adviser, the Administrator and/or the Custodian are not open for business.

DETERMINATION  OF NET ASSET VALUE

The net asset value per share of the Money Market and Treasury Money Market Funds is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price these Funds would receive if they sold the instrument. During periods of declining interest rates, the daily yield of these Funds may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by these Funds resulted in a lower aggregate portfolio value on a particular day, a prospective investor in these Funds would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in these Funds would experience a lower yield. The converse would apply in a period of rising interest rates.

The Money Market and Treasury Money Market Funds' use of amortized cost and the maintenance of these Funds' net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the Investment Company Act of 1940, provided that certain conditions are met. These conditions currently require that the Funds maintain a dollar-weighted average maturity of 90 days or less, not purchase any instrument having a remaining maturity of more than 397 days, and will limit their investments to those U.S. dollar-denominated instruments which the Trustees determine to present minimal credit risks and which are of "eligible" quality. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for these Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds' current net asset value per share calculated using available market quotations from the Funds' amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to Shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if these Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of these Funds in each Shareholder's account and to offset each Shareholder's pro rata portion of such loss or liability from the Shareholder's accrued but unpaid dividends or from future dividends.

The securities of the non-Money Market Funds are valued pursuant to prices and valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees. Although the methodology and procedures are identical, the net asset value per share of Institutional Class A and Retail Class B shares of Funds other than the Money Market and Treasury Money Market Funds may differ because of the distribution expenses charged to Retail Class B shares.

TAXES

Federal Income Tax

All Funds

In order to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute annually to its Shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months; (iii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

Notwithstanding the distribution requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Additional Consideration for Hawaii Municipal Bond Fund

As noted in the Prospectus, exempt interest dividends are excludable from a Shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Alternative Minimum Tax is imposed at the rate of 24% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate Shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

Any gain or loss recognized on a sale or redemption of shares of any Fund by a Shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be generally treated as a short-term capital gain or loss. Any loss recognized by a Shareholder upon the sale or redemption of shares of any Fund held for six months or less, however, will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares. If shares on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

Interest on indebtedness incurred by Shareholders to purchase or carry shares of the fund will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 50 percent of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus 50 percent of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

The Funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users) of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. Such entities or persons should consult their tax advisors before purchasing shares of either Fund.

Issuers of bonds purchased by the Funds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

If a Fund should fail to qualify as a regulated investment company for any taxable year, the Fund would pay tax on its taxable investment income and capital gains at regular corporate rates without any deductions for amounts distributed to Shareholders. In addition, all of the Fund's distributions to Shareholders would be taxable as ordinary income and would qualify for the corporate dividends-received deduction.

State Taxes

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to Shareholders and the ownership of shares may be subject to state and local taxes.

Many states allow income received from certain United States Government obligations that is tax exempt when received directly to be tax exempt when received as income dividends from an investment company. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income dividend be derived from state tax-
exempt interest before any portion of the income dividends may be exempt.   The
Funds will inform Shareholders annually of the percentage of income that is derived from direct United States Government obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax exempt in their particular states.

Hawaii Taxation

The State of Hawaii has specifically adopted Sections 852 through 855 of the Internal Revenue Code of 1986, as amended (the "Code"), which provisions provide for pass-through treatment of exempt interest dividends and capital gains, i.e., distributions by the Hawaii Municipal Bond Fund of dividends representing exempt interest and capital gains retain their original character in the hands of shareholders. As the State of Hawaii's Department of Taxation has confirmed in response to a request by special counsel for the Trust, distributions from the Hawaii Municipal Bond Fund to its shareholders which are attributable to interest on obligations exempt from income tax in the State of Hawaii will not be subject to Hawaii income tax in the hands of shareholders so long as at least fifty percent (50%) of the Hawaii Municipal Bond Fund's assets are invested in securities the interest from which is exempt from Hawaii state taxation. In addition, the Department of Taxation has confirmed that interest income on obligations issued by the U.S. government and its territories is exempt from State of Hawaii income taxation.


FUND TRANSACTIONS

Subject to policies established by the Trustees, the Adviser (and, where applicable, the Sub-Adviser) are responsible for placing the orders to execute transactions for the Funds. In placing orders, it is the policy of the Adviser to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The Funds will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

The Trust does not expect to use one particular dealer, but subject to the Trust's policy of seeking the best net results, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Funds. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation.

These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Funds may direct commission business to one or more designated broker/dealers, including the Distributor, in connection with such broker/dealer's payment of certain of the Funds' expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Since the Trust does not market its shares through intermediary broker-dealers, it is not the Trust's practice to allocate brokerage business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place Fund orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

DESCRIPTION OF SHARES

The Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares of each series and of each class of shares thereof. Each Institutional Class A and Retail Class B share of that Fund represents an equal proportionate interest in that Fund with each other Institutional Class A and Retail Class B share of that Fund. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds, Shareholders have no preemptive rights. The Agreement and Declaration of Trust provide that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

5% SHAREHOLDERS

As of November 24, 1995, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds.


                    Bishop Street Money Market Fund Class A
                    ---------------------------------------

         Name and Address           Number of Shares  Percent of Fund
         ----------------           ----------------  ----------------
First Hawaiian Bank                 314,984,544.8200       99.89%
Assistant Management Division
Attn:  Bishop Street Funds Dep.
P.O. Box 3708
Honolulu, HI  96811-3708
                    Bishop Street Money Market Fund Class B
                    ---------------------------------------

         Name and Address            Number of Shares  Percent of Fund
         ----------------            ----------------  ---------------
The Bay Villas Inc./GRY-AMT          253,135.5700           7.53%
500 Bay Drive
Kapalua, HI  96761-9034

The Bay Villas Inc./GRN-RES          268,474.2300           7.99%
500 Bay Drive
Kapalua, HI  96761-9034

Marilynn R. Cutter TTEE FBO          506,755.1100          15.08%
4999 Kahala Ave., Apt. 407
Honolulu, HI  96186-5421

Drywall Tapers                       850,000.0000          25.30%
Workers Local Union
1287 Kalani St., Ste. 204
Honolulu, HI  96817
                  Bishop Street Hawaii Tax-Free Fund Class A
                  ------------------------------------------


         Name and Address            Number of Shares  Percent of Fund
         ----------------            ----------------  ---------------
First Hawaiian Bank                  350,337.5630          42.26%
Asset Management Division
Attn:  Bishop Street Funds Dept.
P.O. Box 3708
Honolulu, HI  96811-3708

First Hawaiian Bank                  478,673.1100          57.74%
Asset Management Division
Attn:  Bishop Street Funds Dept.
P.O. Box 3708
Honolulu, HI  96811-3708

                  Bishop Street Hawaii Tax-Free Fund Class B
                  ------------------------------------------

Name and Address                     Number of Shares  Percent of Fund
----------------                     ----------------  ---------------
Mariko C. Hayashi                     29,211.2950             5.01%
1525 Wilder Ave., #607
Honolulu, HI  96822-4685


LIMITATION  OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

APPENDIX

Description of Commercial Paper Ratings

The following descriptions of commercial paper ratings have been published by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Limited and IBCA, Inc. (together, "IBCA").

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1+ and 2, to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of the "highest" quality and "higher" quality respectively on the basis of relative repayment capacity.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Ratings of Duff-1 are further refined by the gradations of "1+" and "1-." Issues rated Duff-1+ have the highest certainty of timely payment, outstanding short term liquidity, and safety just below risk-free U.S. Treasury short-term obligations. Issues rated Duff-1- have high certainty of timely payment, strong liquidity factors supported by good fundamental protection factors, and small risk factors. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Description of Corporate Bond Ratings

The following descriptions of corporate bond ratings have been published by S&P, Moody's, Fitch, Duff and IBCA.

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds which are rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Bonds rated AAA by Duff are judged by Duff to be of the highest credit quality, with negligible risk factors being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged by Duff to be of high credit quality with strong protection factors and risk that is modest but that may vary slightly from time to time because of economic conditions. Bonds rated A by Duff are judged by Duff to have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB by Duff are judged by Duff as having below average protection factors but still considered sufficient for prudent investment, with considerable variability in risk during economic cycles.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Obligations for which there is a low expectation on investment risk are rated A by IBCA. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations for which there is currently a low expectation of investment risk are rated BBB by IBCA. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

              [LETTERHEAD OF COOPERS & LYBRAND L.L.P. APPEARS HERE]


                      REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Bishop Street Funds


We have audited the accompanying statement of assets and liabilities of Bishop Street Funds (comprising the Money Market Fund, Equity Fund, High Grade Income Fund and Hawaii Tax-Free Fund) as August 31, 1994. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets and liabilities. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Bishop Street Funds as of August 31, 1994, in conformity with generally accepted accounting principles.


/s/ Coopers & Lybrand L.L.P.

COOPERS & LYBRAND L.L.P.



2400 Eleven Penn Center
Philadelphia, Pennsylvania
September 2, 1994

Bishop Street Funds
Statement of Assets and Liabilities
August 31, 1994

                                                                                         Money
                                                                                        Market
                                                                                         Fund
-------------------------------------------------------------------------------------------------
Assets:
  Cash...............................................................................   $98,500
  Deferred Organization Costs........................................................    13,000
-------------------------------------------------------------------------------------------------

    Total Assets.....................................................................  $111,500
-------------------------------------------------------------------------------------------------

Liabilities:
  Due to Administrator...............................................................   $13,000
-------------------------------------------------------------------------------------------------

Net Assets:
  Institutional Class shares (unlimited authorization-no par value) based on
    98,250 shares of beneficial interest..............................................  $98,250
  Retail Class shares (unlimited authorization-no par value) based on
    250 shares of beneficial interest.................................................     $250

-------------------------------------------------------------------------------------------------

Net Assets Value, Offering Price and Redemption Price Per Share-Institutional Class...    $1.00
Net Assets Value and Redemption Price Per Share-Retail Class..........................    $1.00
Maximum Public Offering Price Per Share-Retail Class..................................    $1.00

-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds
Statement of Assets and Liabilities
August 31, 1994

                                                                      High Grade
                                                                        Income
                                                                         Fund
--------------------------------------------------------------------------------
Assets:
  Cash...............................................................      $500
  Deferred Organization Costs........................................    13,000
--------------------------------------------------------------------------------

    Total Assets.....................................................   $13,500
--------------------------------------------------------------------------------

Liabilities:
  Due to Administrator...............................................   $13,000
--------------------------------------------------------------------------------

Net Assets:
  Institutional Class shares (unlimited authorization-no par value)
    based on 25 shares of beneficial interest........................      $250
  Retail Class shares (unlimited authorization-no par value)
    based on 25 shares of beneficial interest........................      $250
--------------------------------------------------------------------------------

Net Assets Value, Offering Price and Redemption Price Per
    Share-Institutional Class........................................    $10.00
Net Assets Value and Redemption Price Per Share-Retail Class.........    $10.00
Maximum Public Offering Price Per Share-Retail Class ($10.00/96.5%)..    $10.36
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds
Statement of Assets and Liabilities
August 31, 1994

                                                                        Hawaii
                                                                       Tax-Free
                                                                         Fund
-------------------------------------------------------------------------------
Assets:
  Cash................................................................    $500
  Deferred Organization Costs.........................................  13,000
-------------------------------------------------------------------------------

    Total Assets...................................................... $13,500
-------------------------------------------------------------------------------

Liabilities:
  Due to Administrator................................................ $13,000
-------------------------------------------------------------------------------

Net Assets:
  Institutional Class shares (unlimited authorization-no par
   value) based on 25 shares of beneficial interest...................    $250
  Retail Class shares (unlimited authorization-no par value)
   based on 25 shares of beneficial interest..........................    $250
-------------------------------------------------------------------------------

Net Asset Value, Offering Price and Redemption Price Per
  Share-Institutional Class...........................................  $10.00
Net Asset Value and Redemption Price Per Share-Retail Class...........  $10.00
Maximum Public Offering Price Per Share-Retail Class ($10.00/96.5%)...  $10.36
-------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds
Statement of Assets and Liabilities
August 31, 1994

                                                                    Equity
                                                                     Fund
--------------------------------------------------------------------------------
Assets:
  Cash...............................................................      $500
  Deferred Organization Costs........................................    13,000
--------------------------------------------------------------------------------

    Total Assets.....................................................   $13,500
--------------------------------------------------------------------------------

Liabilities:
  Due to Administrator...............................................   $13,000
--------------------------------------------------------------------------------

Net Assets:
  Institutional Class shares (unlimited authorization-no par value)
    based on 25 shares of beneficial interest........................      $250
Retail Class shares (unlimited authorization-no par value)
    based on 25 shares of beneficial interest........................      $250
--------------------------------------------------------------------------------

Net Assets Value, Offering Price and Redemption Price Per
    Share-Institutional Class........................................    $10.00
Net Assets Value and Redemption Price Per Share-Retail Class.........    $10.00
Maximum Public Offering Price Per Share-Retail Class ($10.00/96.5%)..    $10.36

--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

BISHOP STREET FUNDS
Notes to Financial Statements
August 31, 1994

1.  Organization:

Bishop Street Funds (the "Trust") was organized under Massachusetts law as a Massachusetts business trust under an Agreement and Declaration of Trust dated May 25, 1994. The Trust is registered under the Investment Company Act of 1940 as amended, as a management investment company which offers both diversified and non-diversified funds. The Trust is currently offering shares in four funds:
Money Market Fund, High Grade Income Fund, Hawaii Tax-Free Fund and Equity Fund (the "Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds have not commenced operations except those related to organizational matters and the sale of initial shares of beneficial interest to SEI Financial Management Corporation (the "Administrator") on August 31, 1994.

2.  Organizational Costs and Transactions with Affiliates:

Organizational costs have been capitalized by the Trust and are being amortized over sixty months commencing with the operations of each Fund. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $20,000 for organizational work performed by a law firm of which an officer of the Trust is a partner.

Certain officers and Trustees of the Trust are also officers of the Administrator and/or Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

3.  Administration and Distribution Agreements:

The Trust and SEI Financial Management Corporation intend to enter into an Administration agreement. Under the terms of the proposed Administration agreement, the Administrator will provide administrative services for an annual fee of .20% on the average daily net assets of each of the Funds.

The Trust and SEI Financial Services Company (the "Distributor") intend to enter into a Distribution agreement under which the Distributor will receive no fees for its distribution services under this proposed agreement for the Institutional Class of any Fund. The Distributor will receive .10% of the Retail Class average daily net assets in the Money Market Fund and .25% of the Retail Class average daily net assets in each of the High Grade Income Fund, the Hawaii Tax-Free Fund and the Equity Fund.

4.  Investment Advisory Agreement:

The Trust intends to enter into an Investment Advisory Agreement with First Hawaiian Bank under which the Adviser will receive an annual fee equal to .10% of the average daily net assets of the Money Market Fund, .55% of the average daily net assets of the High Grade Income Fund, .35% of the average daily net assets of the Hawaii Tax-Free Fund and .74% of the average daily net assets of the Equity Fund. The Adviser has voluntarily agreed for an indefinite period of time to waive all or a portion of its fees in order to limit operating expenses in each of the Funds.

                                  ----------

         UNAUDITED FINANCIALS FOR THE MONEY MARKET AND HAWAII TAX-FREE
         -------------------------------------------------------------
                           FUNDS DATED MAY 31, 1995
                           ------------------------

Statement of Net Assets                                   Bishop Street Funds
May 31, 1995                                                        Unaudited

                                                         Face        Market
                                                         Amount      Value
Money Market Fund                                        (000)       (000)
------------------------------------------------------------------------------
Certificates of Deposit (5.9%)
------------------------------------------------------------------------------
First Alabama Bank
    6.120%, 07/21/95.................................  $  6,000     $  6,000
West One Bank
    6.100%, 06/13/95.................................     4,000        4,000
    6.050%, 07/10/95.................................     5,000        5,000
------------------------------------------------------------------------------
    Total Certificates of Deposit
       (Cost $15,000,000)...........................................  15,000
------------------------------------------------------------------------------
Commercial Paper (82.6%)
------------------------------------------------------------------------------
American Express Credit
    5.900%, 10/19/95.................................     7,000        6,839
American Home Products
    6.050%, 06/12/95.................................     5,000        4,991
    6.020%, 06/26/95.................................     2,635        2,624
Associates NA
    5.950%, 08/07/95.................................     3,000        2,967
Bear Stearns
    5.980%, 07/11/95.................................     9,000        8,941
Beneficial
    6.000%, 07/06/95.................................     5,000        4,971
    5.900%, 09/21/95.................................     3,000        2,945
Chevron Oil Finance
    6.000%, 06/07/95.................................     8,000        7,992
Cipsco
    5.930%, 08/11/95.................................     9,000        8,895
CIT Group Holdings
    6.100%, 07/05/95.................................     5,000        4,971
Coca-Cola Enterprises
    6.010%, 06/13/95.................................     4,000        3,992
Corestates Bank FRN
    6.050%, 01/05/96 (A).............................     3,000        3,000
Corporate Asset Funding
    6.000%, 06/07/95.................................     8,000        7,992
Corporate Receivables
    6.000%, 06/08/95.................................     4,425        4,420
CSM Credit
    6.000%, 06/14/95.................................     7,700        7,683
Dean Witter Discover
    6.020%, 06/01/95.................................     5,000        5,000
    6.000%, 07/26/95.................................     5,000        4,954
Delaware Funding
    5.950%, 08/08/95.................................     4,000        3,955
Ford Motor Credit
    6.000%, 07/20/95.................................     8,000        7,935

Statement of Net Assets                                   Bishop Street Funds
May 31, 1995                                                        Unaudited

[CAPTION]

                                                Face                  Market
                                                Amount                Value
Money Market Fund                               (000)                 (000)
--------------------------------------------------------------------------------
General Electric Capital
    6.120%, 06/08/95........................ $     8,000          $     7,990
Household Finance
    6.050%, 06/12/95........................       8,000                7,985
IBM Credit
    6.000%, 07/26/95........................       8,000                7,927
International Lease Finance
    6.000%, 07/12/95........................       5,000                4,966
John Deere Capital
    6.000%, 06/06/95........................       8,000                7,993
McKenna Triangle
    6.030%, 07/13/95........................       5,000                4,965
Norwest
    6.090%, 06/13/95........................       8,000                7,984
Philip Morris
    6.020%, 6/06/95.........................       2,600                2,598
    5.960%, 08/03/95........................       3,000                2,969
Prefcor
    6.020%, 06/06/95........................       3,000                2,997
    6.020%, 06/13/95........................       3,000                2,994
    5.980%, 07/05/95........................       3,000                2,983
Prudential Funding
    5.970%, 07/13/95........................       4,000                3,972
Puerto Rico Development Bank
    6.020%, 07/19/95........................       5,000                4,960
Sears Roebuck Acceptance....................
    6.100%, 07/11/95........................       5,000                4,966
    6.030%, 07/24/95........................       4,000                3,964
Synthetic Money Market 95-1 Frn
    6.082%, 05/29/96........................       8,000                7,998
Transamerica Finance
    6.050%, 06/15/95........................       5,000                4,988
    6.100%, 07/10/95........................       3,000                2,980
Whirlpool
    6.050%, 06/08/95........................       5,000                4,994
--------------------------------------------------------------------------------
    Total Commercial Paper
       (Cost $208,239,833)...............................             208,240
--------------------------------------------------------------------------------
U.S. Government Agency Obligations (11.7%)
--------------------------------------------------------------------------------
FHLB
    6.253%, 07/13/95........................         690                  685
FHLMC
    6.094%, 08/03/95........................      10,000                9,896
FNMA
    6.252%, 07/31/95........................       4,000                3,960


Statement of Net Assets                                   Bishop Street Funds
May 31, 1995                                                        Unaudited

                                                           Face       Market
                                                          Amount       Value
Money Market Fund                                         (000)        (000)
--------------------------------------------------------------------------------
    6.098%, 08/02/95 ................................  $    5,000  $     4,949
    6.095%, 08/04/95 ................................      10,000        9,895
--------------------------------------------------------------------------------
    Total U.S. Government Agency Obligations
       (Cost $29,385,434) .........................................     29,385
--------------------------------------------------------------------------------
Repurchase Agreements (0.3%)
--------------------------------------------------------------------------------
Aubrey Lanston
  6.125% dated 05/31/93, matures 06/01/95, repurchase
  price $665,113 (collateralized by U.S. Treasury
  Note, total par value $675,000, 7.875%, matures
  01/15/98; market value $706,000) ................................        665
--------------------------------------------------------------------------------
    Total Repurchase Agreements
       (Cost $665,000) ............................................        665
--------------------------------------------------------------------------------
Total Investments (100.5%)
    (Cost $253,290,267)                                                253,290
--------------------------------------------------------------------------------
Other Assets and Liabilities (-0.5%)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Other Assets and Liabilities ................................ (    1,342)
--------------------------------------------------------------------------------
Net Assets:
Fund share of Institutional Class A (unlimited
  authorization--no par value) based on 251,296,547
  outstanding shares of beneficial interest .......................    251,297
Fund share of Retail Class B (unlimited
  authorization--no par value) based on 613,413
  outstanding shares of beneficial interest........................        613
Undistributed Net Investment Income................................         35
Accumulated Net Realized Gain on Investments.......................          3
--------------------------------------------------------------------------------
Total Net Assets: (100.0%).........................................$   251,948
--------------------------------------------------------------------------------
Net Asset Value, Offering Price and Redemption
  Price Per Share--Institutional Class A...........................$      1.00
Net Asset Value, Offering Price and Redemption
  Price Per Share--Retail Class B..................................$      1.00
--------------------------------------------------------------------------------


FHLB  Federal Home Loan Bank


FHLMC Federal Home Loan Mortgage Corporation


FNMA  Federal National Mortgage Association


(A) Interest bearing commercial paper

Statement of Net Assets                                     Bishop Street Funds
May 31, 1995                                                          Unaudited

                                                Face                  Market
                                                Amount                Value
Hawaii Tax-Free Fund                            (000)                 (000)
--------------------------------------------------------------------------------
Cash Equivalents (11.5%)
--------------------------------------------------------------------------------
Dreyfus Tax Exempt Cash Management Fund
    3.920%, 06/01/95 ....................... $       312          $       312
Nuveen Federal Tax Exempt Money Market Fund
    3.632%, 06/01/95 .......................         311                  311
--------------------------------------------------------------------------------
    Total Cash Equivalents
       (Cost $623,459) ..................................                 623
--------------------------------------------------------------------------------
Municipal Bonds (86.7%)
--------------------------------------------------------------------------------
Guam (3.0%)
Guam, Government Limited Obligation, Series
  A, RB
    7.100%, 11/15/09 .......................         150                  159
    Total Guam ..........................................                 159

Hawaii (70.6%)
Hawaii County, Ser A, RB
    5.600%, 05/01/13 .......................         190                  190
Hawaii Department of Budget & Finance, Queens
  Medical Center Project, RB, FGIC Insured
    7.000%, 07/01/08 .......................          75                   80
Hawaii State Airport System, Second Series,RB
    7.000%, 07/01/18 .......................          55                   58
Hawaii State Airport Systems, Project, RB
    7.000%, 07/01/20 .......................         300                  327
Hawaii State Department of Budget & Finance,
  Hawaiian Electric Project, Special Purpose
  Mortgage, Ser A, RB
    6.600%, 01/01/25 .......................         250                  264
Hawaii State Department of Budget & Finance,
  Kapiolani Health Care Special Purpose
  Mortgage, RB
    6.400%, 07/01/13 .......................         250                  258
Hawaii State Department of Budget & Finance,
  Special Purpose Mortgage, Queens Medical
  Center Project, RB
    6.500%, 07/01/12 .......................          65                   67
Hawaii State Harbor Capital Improvement, RB
    6.250%, 07/01/15 .......................         150                  155
Hawaii State Highway Project, RB
    5.000%, 07/01/12 .......................         100                   92
Hawaii State Highway, RB
    5.000%, 07/01/11 .......................         175                  161
Hawaii State Housing Finance & Development,
  Single Family Mortgage Purchase, Ser A, RB
    6.000%, 07/01/26 .......................         150                  145


Statement of Net Assets                                     BISHOP STREET FUNDS
May 31, 1995                                                          Unaudited

                                                   Face                 Market
                                                   Amount               Value
Hawaii Tax-Free Fund                               (000)                (000)
--------------------------------------------------------------------------------
Hawaii State Housing Finance & Development,
  Single Family Mortgage Purchase, Ser B, RB
    5.850%, 07/01/17...........................    $      630         $    618
Hawaii State Housing, Finance & Development,
  Rental Housing System, Ser A, RB
    5.700%, 07/01/18...........................           100               95
Hawaii State, Ser BZ, GO
    6.000%, 10/01/12...........................           100              105
Hawaii State, Ser CJ, GO
    6.250%, 01/01/15...........................           100              104
Honolulu City & County Mortgage, Smith Berentia
  Project, Ser A, RB, FHA Insured
    7.800%, 07/01/24...........................           100              109
Honolulu City & County, Ser A, GO
    6.000%, 01/01/10...........................           150              158
Honolulu City & County, Ser A, Prerefunded @ 101,
  GO
    6.700%, 08/01/08...........................           270              302
Honolulu City & County, Waipahu Towers Project,
 Ser A, RB
    6.900%, 06/20/35...........................           200              204
Kauai County, Hawaii, Ser B, RB
    5.900%, 02/01/13...........................           125              128
Maui County, Hawaii, GO
    5.125%, 12/15/10...........................           100               96
Maui County, Hawaii, RB
    2.125%, 12/15/12...........................           100               94
    Total Hawaii..............................................           3,810

Puerto Rico (10.3%)
Commonwealth of Puerto Rico, GO
    5.750%, 07/01/24...........................            50               50
Commonwealth of Puerto Rico, RB, FSA Insured
    6.000%, 07/01/22...........................           150              151
Puerto Rico Telephone Authority, GO, CGIC Insured
    5.400%, 01/01/08...........................           100              101
Puerto Rico, Electric Power Authority, Ser N, RB
    6.000%, 07/01/10...........................           150              152
Puerto Rico, Public Building Authority, Public
  Education & Health Facilities, Ser R, RB
    5.750%, 07/01/15...........................           100              100
    Total Puerto Rico.........................................             554

Virgin Islands (2.8%)
Virgin Islands, Housing Finance Authority, Single
  Family Project, GNMA Mortgage Backed Program, Ser
  A, RB
    6.500%, 03/01/05...........................           150              152
    Total Virgin Islands......................................             152

Statement of Net Assets                                  Bishop Street Funds
May 31, 1995                                                       Unaudited

                                                Face                Market
                                                Amount              Value
Hawaii Tax-Free Fund                            (000)               (000)
--------------------------------------------------------------------------------
    Total Municipal Bonds
       (Cost $4,573,972) .................................... $        4,675
--------------------------------------------------------------------------------
Total Investments (98.2%)
    (Cost $5,197,431)                                         $        5,298
--------------------------------------------------------------------------------
Other Assets and Liabilities (1.8%)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Other Assets and Liabilities .......................... $           99
--------------------------------------------------------------------------------
Net Assets:
Fund share of Institutional Class A (unlimited
  authorization--no par value) based on 220,094
  outstanding shares of beneficial interest ................. $        2,214
Fund share of Retail Class B (unlimited
  authorization--no par value) based on 306,365
  outstanding shares of beneficial interest .................          3,072
Overdistributed Net Investment Income .......................
Accumulated Net Realized Gain on Investments ................             11
Net Unrealized Appreciation of Investments ..................            100
--------------------------------------------------------------------------------
Total Net Assets:  (100.0%) ................................. $        5,397
--------------------------------------------------------------------------------
Net Asset Value, Offering Price and Redemption
  Price Per Share--Institutional Class A .................... $        10.25
Net Asset Value, Redemption Price Per
  Share--Retail Class B ..................................... $        10.25
Maximum Offering Price Per Share--Retail Class B
  (10.25/96.5%) ............................................. $        10.62
--------------------------------------------------------------------------------

Statement of Operations                                      Bishop Street Funds
For the Period Ended May 31, 1995

                                                       (in Thousands)

                                             -----------------------------------
                                              Money Market      Hawaii Tax-Free
                                                Fund(2)             Fund(3)
--------------------------------------------------------------------------------
Interest Income.............................  $      5,471      $            55
--------------------------------------------------------------------------------
    Total investment income.................         5,471                   55
--------------------------------------------------------------------------------
Expenses:
  Investment Advisor Fee....................           177                    4
  Investment Advisor Fee Waiver.............           (56)                  (4)
  Management Fee............................           177                    2
  Management Fee Waiver.....................            --                   (2)
  Reimbursement by Investment Advisor.......            --                    8
  Custody Fees..............................            44                   --
  Transfer Agent Fees.......................            10                    9
  Registration Fees.........................            29                    2
  Distribution Fee (1)......................            --                    2
  Distribution Fee Waiver...................            --                   (1)
  Pricing Fees..............................             1                    1
  Insurance Fees............................             3                   --
  Trustees Fees.............................            16                   --
  Printing Fees.............................            16                   --
  Legal Fees................................            10                   --
  Audit Fees................................             7                   --
  Miscellaneous Fees........................            --                   --
  Amortization of Deferred Organizational
   Costs....................................             9                    2
--------------------------------------------------------------------------------
    Total Expenses..........................           443                    7
--------------------------------------------------------------------------------
Net Investment Income.......................         5,028                   48
--------------------------------------------------------------------------------
Net Realized Gain on Investments............             3                   11
--------------------------------------------------------------------------------
Change in Unrealized Appreciation on
  Investments...............................            --                  100
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain on
  Investments...............................             3                  111
--------------------------------------------------------------------------------
Increase in Net Assets Resulting from
  Operations................................  $      5,031      $           159
================================================================================


Amounts designated as "__" are either $0 or have been rounded to $0.
(1)  All distribution fees are incurred in the Retail class B
(2)  Commenced operations on January 30, 1995
(3)  Commenced operations on February 15, 1995


  The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets                           Bishop Street Funds

                                                                (In Thousands)
                                                              ------------------
                                                                 Money Market
                                                                     Fund
                                                              ------------------
                                                                  01/30/95(1)
                                                                  to 05/31/95
--------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income.................................       $         5,028
  Net Realized Gain on Investments......................                     3
--------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations........                 5,031
--------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income:
    Institutional Class A Shares........................                (4,990)
    Retail Class B Shares...............................                    (3)
Capital Gains:
    Institutional Class A Shares........................                  ----
    Retail Class B Shares...............................                  ----
--------------------------------------------------------------------------------
      Total Distributions...............................                (4,993)
--------------------------------------------------------------------------------
Change in Net Assets....................................                    38
--------------------------------------------------------------------------------
Share Transactions:
  Institutional Class A Shares:
    Shares Issued.......................................               373,570
    Shares Issued in Lieu of Cash Distributions.........                     1
    Shares Redeemed.....................................              (122,274)
                                                                      ---------
      Total Institutional Share Transactions............               251,297
  Retail Class B Shares:
    Shares Issued.......................................                   669
    Shares Issued in Lieu of Cash Distributions.........                     2
    Shares Redeemed.....................................                   (58)
                                                                          ----
      Total Investment Share Transactions...............                   613
--------------------------------------------------------------------------------
Net Increase in Net Assets From Share Transactions......               251,910
--------------------------------------------------------------------------------
    Total Increase in Net Assets........................               251,948
--------------------------------------------------------------------------------
Net Assets:
  Beginning of Period...................................                  ----
--------------------------------------------------------------------------------
  End of Period.........................................       $       251,948
--------------------------------------------------------------------------------


  Amounts designated as "----" are either $0 or have been rounded to $0.
(1) Commenced operations on January 30, 1995


  The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets                          Bishop Street Funds


                                                                (In Thousands)
                                                               ----------------
                                                                Hawaii Tax-Free
                                                                     Fund
                                                               ----------------
                                                                  02/15/95(1)
                                                                  to 05/31/95
--------------------------------------------------------------------------------
Investment Activities
  Net Investment Income.....................................    $            48
  Net Realized Gain on Investments..........................                 11
  change in Unrealized Appreciation on Investments..........                100
--------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations............                159
--------------------------------------------------------------------------------
Distributions to Shareholders
  Net Investment Income
    Institutional Class A Shares............................                (17)
    Retail Class B Shares...................................                (31)
Capital Gains:
    Institutional Class A Shares............................                 --
    Retail Class B Shares...................................                 --
--------------------------------------------------------------------------------
      Total Distributions...................................                (48)
--------------------------------------------------------------------------------
Change in Net Assets........................................                111
--------------------------------------------------------------------------------
Share Transactions:
  Institutional Class A Shares:
    Shares issued...........................................              2,336
    Shares issued in Lieu of Cash Distributions.............                  3
    Shares Redeemed.........................................               (125)
                                                                          ------
      Total Institutional Share Transactions................              2,214
  Retail Class B Shares:
    Shares issued...........................................              3,196
    Shares issued in Lieu of Cash Distributions.............                 13
    Shares Redeemed.........................................               (137)
                                                                          ------
      Total Investment Share Transactions...................              3,072
--------------------------------------------------------------------------------
Net Increase in Net Assets From Share Transactions..........              5,286
--------------------------------------------------------------------------------
    Total Increase in Net Assets............................              5,397
--------------------------------------------------------------------------------
Net Assets:
  Beginning of Period.......................................                 --
--------------------------------------------------------------------------------
  End of Period.............................................    $         5,397
--------------------------------------------------------------------------------
Shares issued and Redeemed:
  Institutional Class A Shares:
    issued..................................................                232
    issued in Lieu of Cash Distributions....................                 --
    Redeemed................................................                (12)
                                                                           -----
      Total Institutional Share Transactions................                220
  Retail Class B Shares:
    issued..................................................                319
    issued in Lieu of Cash Distributions....................                  1
    Redeemed................................................                (14)
                                                                           -----
      Total Investment Share Transactions...................                306
--------------------------------------------------------------------------------
Net Increase in Share Transactions                                          526
================================================================================

  Amounts designated as "__" are either $0 or have been rounded to $0.

(1) Commenced operations on February 15, 1995

   The accompanying notes are an integral part of the financial statements.

Financial Highlights
For a Share Outstanding Throughout the Period

------------------------------------------------------------------------------------------------------------------------------------
                                                  Investment Agencies           Distributions
                                      Net      --------------------------   --------------------
                                     Asset                  Net Realized                               Net                   Net
                                     Value        Net      and Unrealized      Net                 Asset Value            Assets End
                                   Beginning   Investment   Gain (Loss)     Investment   Capital       End       Total     of Period
                                   of Period     Income    on Investments     Income      Gains     of Period    Return      [000]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------

Institutional Class
For the period ended May 31,

1995(1)                               1.00        0.019          --           (0.019)       --         1.00       5.84%     251,335

Investment Class
For the period ended May 31,

1985(2)                               1.00        0.016          --           (0.016)       --         1.00       5.73%         613

------------------------------------------------------------------------------------------------------------------------------------
Hawaii Tax-Free Fund
------------------------------------------------------------------------------------------------------------------------------------

Institutional Class
for the period ended May 31,

1995(3)                              10.00        0.138        0.251          (0.139)       --        10.25      14.45%       2,256

Investment Class
for the period ended May 31,
1985(4)                              10.00        0.138        0.250          (0.138)       --        10.25      14.25%       3,141

                                                    Ratio of                           Ratio of
                                                    Expenses                        Net Investment
                                      Ratio        to Average         Ratio of          Income
                                   of Expenses     Net Assets      Net Investment     to Average
                                   to Average      Excluding           Income         Net Assets     Portfolio
                                      Net        Fee Waivers and     to Average       Excluding       Turnover
                                     Assets       Reimbursements     Net Assets      Fee Waivers        Rate
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Money Market Fund
---------------------------------------------------------------------------------------------------------------

Institutional Class
For the period ended May 31,

1995(1)                              0.50%            0.66%             5.64%           5.48%            --

Investment Class
For the period ended May 31,

1985(2)                              0.60%            0.76%             5.57%           5.41%            --

---------------------------------------------------------------------------------------------------------------
Hawaii Tax-Free Fund
---------------------------------------------------------------------------------------------------------------

Institutional Class
for the period ended May 31,

1995(3)                              0.65%            1.20%             4.87%           4.32%          54.68%

Investment Class
for the period ended May 31,
1985(4)                              0.69%            1.24%             4.69%           4.14%          54.68%


     Annualized
(1) Commenced operations on January 30, 1995
(2) Commenced operations on February 17, 1995
(3) Commenced operations on February 16, 1995
(4) Commenced operations on February 15, 1995

Notes to Financial Statements                                Bishop Street Funds
May 31, 1995

1. Organization

The Bishop Street Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Bishop Street Funds presently consists of a series or four funds ( the "Funds") which includes the High Grade Income Fund, Hawaii Tax-Free Fund, Equity Fund and the Money Market Fund. The Bishop Street Funds Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. Each Fund with the exception of the High Grade Income Fund and Equity Fund have commenced operation prior to May 31, 1995. This report pertains only to those in operation as of May 31, 1995.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust.

Security Valuation - Investment securities held by the Money Market Fund are stated at amortized cost which approximates market value. Under this valuation method purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.

Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis.

Discounts and Premiums - Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using a method which approximates the effective interest method.

Net Assets Value Per Share - The net asset value per share is calculated on each business day for each Fund. In general, it is computed by dividing the assets of each Fund, less its liabilities by the number of outstanding shares for each Fund.

Repurchase Agreements - Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. Provisions of repurchase agreements and procedures adopted by the Adviser ensure that the market value of the collateral is sufficient in the event of default and by the counterparty. If the counterparty defaults and the value for the collateral declines or if the counterparty enters an insolvency proceeding realization of the collateral by the Fund may be delayed or limited.

Classes - Class specific expenses are borne by that class. Income, non class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

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

Notes to Financial Statements                                Bishop Street Funds
May 31, 1995

Expenses - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net asset value.

Distributions to Shareholders - Distributions from net investment income are declared daily and paid on a monthly basis for the Hawaii Tax-Free Fund and the Money market Fund. Any net realized capital gains will be distributed at least annually for all Funds.

Federal Income Taxes - It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.


3.  Organizational Costs and Transactions with Affiliates

Organizational costs of approximately $121,239 have been capitalized by the Funds and are being amortized over sixty months commencing with operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.


4.  Investment Advisory Agreement

Pursuant to an investment advisory agreement dated January 27, 1995. Investment advisory services are provided to the Funds by First Hawaiian Bank (the "Adviser"). The Adviser is entitled to receive an annual fee of 0.35% of the average daily net assets of the Hawaii Tax-Free Fund and 0.30% of the average daily net assets of the Money Market Fund. The Advisor has voluntarily agreed, for an indefinite period of time to waive all or a portion of its fee in the Hawaii Tax-Free and Money Market Fund in order to limit the operating expenses of the Funds to .65% and .50% respectively.

Wellington Management Company (The "Sub-Advisor") serve as the investment sub-advisor for the Money Market Fund pursuant to a sub-advisory agreement. The Sub-Advisor is entitled to receive from the Advisor a fee, computed daily and paid monthly, at the annual rate of .075% of the average daily net assets of the Fund up to $500 million and .020% of the average daily net assets of the Fund in excess of $500 million.


5. Administrative, Transfer Agent and Distribution Services

Pursuant to an administration agreement dated January 27, 1995, (the "Agreement") SEI Financial Management Corporation ("SFM"), a wholly-owned subsidiary of SEI Corporation ("SEI"), acts as the Trust's Administrator. Under the terms of the Agreement, SFM is entitled to receive an annual fee of 0.20% of the average daily net assets of each Fund. SFM has voluntarily agreed to waive a portion of its fee for the Hawaii Tax-Free Fund in order to limit operating expenses.

Pursuant to an agreement dated January 30, 1995, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder servicing for the Trust.

Notes to Financial Statements                                Bishop Street Funds
May 31, 1995

SEI Financial Services Company ("SFS"), a wholly owned subsidiary of SEI acts as the Trust's Distributor pursuant to a distribution agreement dated January 27, 1995. The Retail Class B shares of the Trust have a Rule 12b-1 Distribution Plan under which such shares of the Funds bear distribution expenses and related service fees at the annual rate of 10% and .25% of their average daily net assets for the Money Market Fund and Hawaii Tax-Free Fund respectively. SFS has voluntarily agreed to waive a portion of the distribution charge for the Hawaii Tax-Free Fund in order to limit operating expenses for the Retail Class B shares.

Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.

6. Investment Transactions

The cost of security purchases and the proceeds from the sale of securities other than temporary cash investments for the period ended May 31, 1995, are presented below for the Funds. On May 31, 1995 the total cost of securities and the net realized gains and losses on securities sold for federal Income tax purposes was not materially different from amounts reported for financial reporting purposes.
--------------------------------------------------------------------------------

Fund Investment Transactions (000)
                                                Hawaii Tax-Free Fund
                                                --------------------
Purchaser
  U.S. Government Securities                           - 0 -
  Other                                              6,275,330

Sales
  U.S. Government Securities                           - 0 -
  Other                                              1,711,751

The aggregate unrealized appreciation/depreciation on securities at May 31, 1995 for the Hawaii Tax-Free Fund is as follows:

Gross Unrealized Appreciation                     176,009
Gross Unrealized Depreciation                     (75,537)
Net Unrealized Appreciation                       100,472

7. Concentration of Credit Risk

The Hawaii Tax-Free Fund invests primarily in debt instruments in the state of Hawaii. The issuers ability to meet their obligations may be affected by economic developments in that state. At May 31, 1995, the percentage of the Fund investments by each revenue source was as follows:

                                                Hawaii Tax-Free Fund
                                                --------------------
Cash Equivalents                                       12%
General Obligation Bonds                               26%
Hospital Bonds                                          8%
Housing Bonds                                          22%
Public Facility Bonds                                   5%
Transportation Bonds                                   12%
Utility Bonds                                          10%
Other Revenue Bonds                                     5%
                                                      ----
                                                      100%
                                                      ----

The ratings of long-term debt holdings as a percentage of total value of investments at May 31, 1995 are as follows:

Notes to Financial Statements                                Bishop Street Funds
May 31, 1995


Standard & Poor's Rating                          Hawaii Tax-Free Fund
------------------------                          --------------------
AAA                                                       43%
AA+                                                        -
AA                                                         4%
AA-                                                        3%
A+                                                         2%
A                                                         20%
A-                                                         2%
BBB+                                                       -
BBB                                                        -
BBB-                                                       -
Not Rated                                                  5%
                                                           --
                                                         100%
                                                         ----

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